Subsequent Events	12 Months Ended
Dec. 31, 2023
Subsequent events [Abstract]
Subsequent events

31. Subsequent events

Management evaluated all activity of Lifezone through the date the audited consolidated financial statements were available to be issued and concluded that the following subsequent events have occurred that would require recognition or disclosure in the audited consolidated financial statements or the relevant notes.

Following the announcement on December 13, 2023, between Lifezone Metals and Glencore plc to recycle platinum, palladium and rhodium in the United States, using Lifezone’s Hydromet Technology to recover precious metals from recycled automotive catalytic converters, on January 10, 2024, both parties signed the Subscription Agreement resulting in Lifezone Metals holding 94% and Glencore plc 6% equity respectively. Glencore’s 6% interest in the arrangement will be presented as a non-controlling interest in the consolidated financial statements of Lifezone. Lifezone Metals and Glencore have contributed US$1.5 million each to the project, as part of the agreed funding of Phase 1.

Phase 1 involves a confirmatory program of pilot work in Lifezone Metals’ laboratories in Perth, Australia. Following successful completion of Phase 1, Phase 2 will involve Lifezone Metals and Glencore jointly funding the capital expenditures required to construct a commercial-scale PGM recycling facility in the United States. Phase 1 is expected to be completed in the first half of 2024.

Natasha Liddell resigned as an employee of Lifezone Asia-Pacific Pty Ltd effective on February 16, 2024.

On March 21, 2024, Lifezone announced the signing of a binding subscription agreement for the issuance of $50 million of convertible notes with a consortium of mining investors. The notes bear interest at a rate of the SOFR plus 4.0% per annum, subject to a SOFR floor of 3.0%. During the 48-month term, the convertible notes can be redeemed early by Lifezone, subject to the achievement of certain conditions, at a price of 105% plus interest otherwise payable to the maturity date. Interest is payable quarterly via a mix of cash and shares during the first two years and all in cash during the last two years.

The notes are convertible into common shares of Lifezone at the option of the holder. The conversion price will be determined on the closing date based on the lesser of a 30% premium to a trailing period VWAP and US$8.00 per share and is subject to customary adjustments. Mandatory conversion can occur if Lifezone’s share price is greater than 50% above the conversion price for any 15 trading days within a 30 consecutive trading days period. Proceeds will be used to advance the Kabanga Nickel Project and for general corporate and administrative purposes.

The closing of the transaction of the convertible note transaction completed on March 27, 2024. The Company has received confirmation of transfers of funds. The convertible notes have not been and will not be registered under the United States Securities Act of 1933 or with any securities regulatory authority of any state of the United States and may not be offered or sold within the United States absent registration or an applicable exemption from registration requirements.

There were no other significant events to note subsequent to the year-end which require adjustments to, or disclosures in the financial statements.